EXHIBIT 99.1
[COMPANY LOGO]


FOR IMMEDIATE RELEASE


	CONTACT:	SMTEK INTERNATIONAL, INC.
	Kirk A. Waldron, CFO
	(805) 532-2800, ext. 111


SMTEK INTERNATIONAL, INC. REPORTS
THIRD QUARTER RESULTS


MOORPARK, Calif. (May 12, 2003) - SMTEK International, Inc. (Nasdaq: SMTI / Pacific Exchange: SMK), a provider of electronics manufacturing services (EMS), today announced that revenues for the quarter ended March 31, 2003 were $17.4 million compared to $13.5 million for the quarter ended March 31, 2002. For the nine months ended March 31, 2003, revenues were $50.5 million compared to $48.3 million for the nine months ended March 31, 2002.

For the quarter ended March 31, 2003, SMTEK reported a net loss of $1.1 million after discontinued operations, or $0.46 loss per basic share, compared to a net loss of $2.9 million for the quarter ended March 31, 2002, or $1.28 loss per basic share. For the nine months ended March 31, 2003, the net loss was $6.2 million after discontinued operations, or $2.68 loss per basic share, compared to a net loss of $3.7 million, or $1.60 loss per basic share, for the same period in the prior year.

Included in the net loss for the nine months ended March 31, 2003, was approximately $2.0 million related to the consolidation of the Company's San Diego facility and the transitioning of its customers to SMTEK facilities in Moorpark and Santa Clara.

Commenting on the results for the March quarter 2003, Edward J.
Smith, President and Chief Executive Officer stated, "Although we posted results reflecting an operating loss, we are beginning to experience the benefits of our cost reduction efforts and efficiency improvements. In particular, we recently sold our Ireland operations and transferred operations from our San Diego, California facility. Based on these measures and our current backlog of business, we anticipate a positive trend in our fourth quarter results from operations. Although we are generally optimistic about our future prospects, we nevertheless remain cautious in light of current economic conditions."

He further added, "The Company's balance sheet remains a challenge as we try to recover from the losses and nonrecurring charges that have been incurred over the past two years. We are very focused on trying to address our significant debt, and we are exploring alternatives to possibly resolve the burden that we face with servicing our current liability structure."

*	*	*	*	*

Headquartered in Moorpark, California, SMTEK International, Inc.
is an EMS provider serving original equipment manufacturers (OEMs) in the industrial instrumentation, medical, telecommunications, security, financial services automation, aerospace and defense industries. We provide integrated solutions to OEMs across the entire product life cycle, from design to manufacturing to end-of-life services, for the worldwide low to medium volume, high complexity segment of the EMS industry. We have five operating facilities with locations in Moorpark, California; Santa Clara, California; Marlborough, Massachusetts; Fort Lauderdale, Florida; and the Ayuttya Province in Thailand.

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, and is subject to the safe harbor provisions created by those sections. You can identify these statements by the fact that they use words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," and other words of similar meaning in connection with any discussion of future operating or financial performance. Any forward-looking statements are only predictions and may differ materially from actual future events or results. Readers are cautioned that forward-looking statements regarding future events and the future performance of SMTEK International, Inc. involve various risks and uncertainties that could cause actual results to differ materially from those described in these statements.

Readers are referred to the documents filed by SMTEK
International, Inc. with the SEC, including our most recent Reports on Forms 10-K, 10-Q and 8-K, each as it may be amended from time to time, for a more complete description of important risk factors and other information with respect to risks and uncertainties relating to the materials in this press release, as well as to other aspects of our business and financial condition. We do not undertake, and specifically disclaim, any obligation to update forward-looking statements.


SMTEK INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(In thousands except per share amounts)

                                         Three Months Ended       Nine Months
Ended
                                              March 31,               March 31,
                                         -------------------     ---------------
----
                                           2003        2002        2003
2002
                                         -------     -------     -------     ---
----
Revenues                                 $17,430     $13,463     $50,474
$48,345
Cost of goods sold                        15,510      13,364      46,122
44,554
                                         -------     -------     -------     ---
----
Gross profit                               1,920          99       4,352
3,791
                                         -------     -------     -------     ---
----
Operating expenses:
  Administrative and selling               2,216       3,034       8,242
6,470
  Goodwill amortization                      -             9         -
28
                                         -------     -------     -------     ---
----
Total operating expenses                   2,216       3,043       8,242
6,498
                                         -------     -------     -------     ---
----
Operating loss                              (296)     (2,944)     (3,890)
(2,707)
                                         -------     -------     -------     ---
----
Interest expense, net                       (267)       (236)       (776)
(707)
Other income, net                            269         195         261
231
                                         -------     -------     -------     ---
----
Loss from continuing operations
  before income taxes                       (294)     (2,985)     (4,405)
(3,183)
Income tax provision (benefit)               -          (182)          6
(155)
                                         -------     -------     -------     ---
----
Loss from continuing operations             (294)     (2,803)     (4,411)
(3,028)

Loss from discontinued operations,
  net of taxes                              (756)       (122)     (1,300)
(632)
                                         -------     -------     -------     ---
----

Loss before change in accounting
  principle                               (1,050)     (2,925)     (5,711)
(3,660)

Change in accounting principle,
  net of taxes                               -           -          (420)
-
                                         -------     -------     -------     ---
----
Net loss                                 $(1,050)    $(2,925)    $(6,131)
$(3,660)
                                         =======     =======     =======
=======

Loss from continuing operations          $ (0.13)    $ (1.23)    $ (1.93)    $
(1.32)
Loss from discontinued operations          (0.33)      (0.05)      (0.57)
(0.28)
Change in accounting principle               -           -         (0.18)
-
                                         =======     =======     =======
=======
Loss per share                           $ (0.46)    $ (1.28)    $ (2.68)    $
(1.60)
                                         =======     =======     =======
=======

Average shares (in OOOs)                   2,284       2,284       2,284
2,284
                                         =======     =======     =======
=======


SMTEK INTERNATIONAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(In thousands except share amounts)

                                                             March 31,      June
30,
                                                                2003
2002
                                                           -------------    ----
-----
Current assets:
   Cash and cash equivalents                                  $    546      $
816
   Accounts receivable, net                                     11,518
8,390
   Inventories, net                                              9,170
9,666
   Prepaid expenses                                                807
809
   Current assets, excluding cash
     - discontinued operations                                   3,360
5,572
                                                              --------      ----
----
          Total current assets                                  25,401
25,253
                                                              --------      ----
----

Property, equipment and improvements, net                        5,991
7,260
Property, equipment and improvements, net -
   discontinued operations                                       1,486
1,549
Other assets                                                       330
772

                                                              --------      ----
----
                                                              $ 33,208      $
34,834
                                                              ========
========

Current liabilities:
   Current portion of bank lines of credit payable            $  6,631      $
-
   Current portion of long-term debt                             2,113
2,104
   Accounts payable                                              8,842
6,867
   Other accrued liabilities                                     6,491
4,746
   Current liabilities - discontinued operations                 5,312
5,621
                                                              --------      ----
----
          Total current liabilities                             29,389
19,338
                                                              --------      ----
----
Long-term bank line of credit payable                              -
4,005
Long-term debt                                                   3,945
5,194
Long-term debt - discontinued operations                            65
872
Other long-term liabilities                                        594
-
                                                              --------      ----
----
          Total long-term debt                                   4,604
10,071
                                                              --------      ----
----
Stockholders' equity (deficit):
   Common stock                                                     23
23
   Additional paid-in capital                                   37,028
37,028
   Accumulated deficit                                         (37,745)
(31,616)
   Accumulated other comprehensive loss                            (91)
(10)
                                                              --------      ----
----
          Total stockholders' equity (deficit)                    (785)
5,425
                                                              --------      ----
----
                                                              $ 33,208      $
34,834
                                                              ========
========